UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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U.S. GEOTHERMAL INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 25, 2008

Dear Shareholders:

You are cordially invited to join us for our 2008 annual meeting of shareholders, which will be held on Thursday, August 21, 2008, at 10:00 a.m., MST, at the U.S. Geothermal, Inc. Boise Corporate Office located at 1505 Tyrell Lane; Boise, Idaho. Holders of record of our common stock as of July 18, 2008, are entitled to notice of and to vote at the 2008 annual meeting.

The Notice of Annual Meeting of Shareholders and the proxy statement describe the business to be conducted at the meeting. We also will report at the meeting on matters of current interest to our shareholders.

We hope you will be able to attend the meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under “How can I attend the meeting?” on page 4 of the proxy statement.

We look forward to seeing you at the annual meeting.

Sincerely,

Daniel J. Kunz
President and Chief Executive Officer

July 25, 2008

1505 Tyrell Lane
Boise, ID 83706
(208) 424-1027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, August 21, 2008, at 10:00 a.m. MST

U.S. Geothermal Corporate Office
Place:	1505 Tyrell Lane
Boise, Idaho 83706

	1.	The election of all five directors, each for a one-year term.

	2.	The ratification of the selection of Williams & Webster, P.S. as our independent auditor for the fiscal year ending March 31, 2009.
Items of Business:
	3.	Approval to increase authorized share capital to 250,000,000 shares.

	4.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on July 18, 2008.

Voting by Proxy:

If you cannot attend the annual meeting in person, you may vote your shares by telephone or internet by no later than 10:00 p.m. Mountain time on August 19, 2008 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States.

By Order of the Board of Directors

Kerry D. Hawkley
Chief Financial Officer and Corporate Secretary

PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 21, 2008

The Board of Directors of U.S. Geothermal Inc. is soliciting proxies for use at the annual meeting of shareholders to be held on August 21, 2008, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about July 25, 2008.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These matters include the election of directors, ratification of the selection of our independent auditor, and consideration of one additional Board proposal. Also, management will report on our performance during the last fiscal year and, once the business of the annual meeting is concluded, respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board has set July 18, 2008, as the record date for the annual meeting. If you were a shareholder of record at the close of business on July 18, 2008, you are entitled to vote at the meeting.

As of the record date, 62,011,753 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 62,011,753 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

  you are present and vote in person at the meeting; or

  you have properly submitted a proxy by mail, telephone or internet.

How do I vote my shares?

If you are a shareholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

  over the telephone by calling a toll-free number;

  electronically, using the internet; or

  by completing, signing and mailing the enclosed proxy card.

The telephone and internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for shareholders who hold their shares in street name.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers, Daniel J. Kunz and Kerry D. Hawkley, have been designated as the proxies for our 2008 annual meeting of shareholders.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission and rules of the American Stock Exchange.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction card provided by it.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

Election of each director requires that the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. The affirmative vote of a majority of the voting power of our common stock present and entitled to vote on the matter is required for the ratification of the selection of our independent auditor and the affirmative vote of a majority of our outstanding common stock as of the record date and entitled to vote is required for approval of the increase to our authorized capital.

How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each nominee for the Board of Directors and on the other proposals.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Shares not present at the meeting and shares voting “ABSTAIN” have no effect on the election of directors. If you abstain from voting on the proposal ratifying the selection of our independent auditor or on the Board proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules of the American Stock Exchange. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker or other nominee has discretionary authority to vote your shares on the election of directors and the ratification of Williams & Webster, P.S. as our independent auditor, even if your broker or other nominee does not receive voting instructions from you. Your broker or other nominee may not vote on the Board proposal without instructions from you.

Who will count the vote?

Representatives of Computershare Investor Services, our tabulation agent, will tabulate the votes and act as independent inspector of election.

How does the Board recommend that I vote?

You will vote on the following management proposals:

  Election of five directors: Douglas J. Glaspey, Daniel J. Kunz, Paul A. Larkin, Leland L. Mink, and John H. Walker.

  Ratification of the selection of Williams & Webster, P.S. as our independent auditor for the fiscal year ending March 31, 2009.

  A proposal increasing the number of common shares authorized by shareholders to 250,000,000 from the current authorized of 100,000,000 shares.

The Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of Williams & Webster, P.S. as our independent auditor for the fiscal year ending March 31, 2009, and FOR increasing the number of authorized shares to 250,000,000.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, we will vote your shares:

  FOR the election of all of the nominees for director;

  FOR the ratification of the selection of Williams & Webster, P.S. as our independent auditor for the fiscal year ending March 31, 2009;

  FOR the proposal increasing the number of common shares authorized by shareholders to 250,000,000 from the current authorized of 100,000,000 shares.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Corporate Secretary, U.S. Geothermal Inc., 1505 Tyrell Lane; Boise, ID 83706 or call (208) 424-1027.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether shareholders vote by mail, telephone, internet or in person, all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as disclosure may be required by federal or state law or as expressly permitted by a shareholder. We also have the voting tabulations performed by an independent third party.

How can I attend the meeting?

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership.

Please let us know whether you plan to attend the meeting by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or internet voting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

What are the deadlines for submitting shareholder proposals for the 2009 annual meeting?

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2009 annual meeting, the written proposal must be received at our principal executive offices at 1505 Tyrell Lane, Boise, ID 83706, Attention: Corporate Secretary, on or before April 20, 2009. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Our bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the Corporate Secretary of U.S. Geothermal Inc. at our principal executive offices in Boise, Idaho, at least 120 days in advance of the anniversary of the date the proxy statement for the prior year’s annual meeting was released to shareholders. For the 2009 annual meeting, notices of director nominations and shareholder proposals to be made from the floor must be received on or before April 20, 2009. The notice must contain the specific information required by our bylaws. You may request a copy of our bylaws by contacting our Corporate Secretary, U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, ID 83706, telephone (208) 424-1027. Shareholder proposals and director nominations for which notice is received by us after April 20, 2009, may not be presented in any manner at the 2009 annual meeting.

How can I communicate with U.S. Geothermal’s Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Chairman of the Board or specified individual directors to:

U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, ID 83706

Any such letters will be delivered to an independent director or a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Financial Officer for handling in accordance with the Audit Committee’s policy on investigation of complaints relating to accounting matters.

How can I elect to access proxy statements and annual reports electronically instead of receiving paper copies through the mail?

You can request electronic delivery if you are a shareholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format because it saves us the expense of printing and mailing the materials to you and helps preserve environmental resources. You can choose this option by:

  following the instructions provided on your proxy card or voter instruction form;

  following the instructions provided when you vote over the internet; or

  going to http://www.investorvote.com/HTM and following the instructions provided.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing a link to the internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the internet. You may revoke this request at any time by following the instructions at http://www.investorvote.com/HTM. Your election to view proxy materials online is permanent unless you revoke it later.

Do you have plans to implement the new rules that allow companies to direct their shareholders to an on-line copy of the proxy materials, rather than sending them paper copies?

As you may have heard, new rules now allow companies to choose to mail their shareholders a notice that their proxy materials can be accessed over the internet, instead of sending a paper copy of the proxy statement and annual report. Shareholders of companies who choose this delivery method can always request delivery of a paper copy of the proxy materials. We have decided not to adopt this new delivery method for this year’s annual meeting materials. We are considering carefully how to realize the cost savings opportunity and environmental benefits of avoiding the printing and mailing of these documents to shareholders who do not request paper copies, while still maintaining a meaningful and convenient proxy process for our shareholders.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on August 21, 2008:

Our proxy statement and Annual Report are available at www.usgeothermal.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our executive officers and directors are encouraged to own our common stock to further align their interests with our shareholders’ interests. The following table shows how many shares of our common stock were beneficially owned as of March 31, 2008, by:

	Amount and	Percent of
Name of Beneficial Owner	Nature of Beneficial	Common Stock
	Ownership	Outstanding
Daniel J. Kunz	2,226,026	3.59
Douglas J. Glaspey	493,490	0.80
Kerry D. Hawkley	130,000	0.21
John H. Walker	64,734	0.10
Paul A. Larkin	418,068	0.67
Leland R. Mink	20,000	0.03

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership of our securities with the Securities and Exchange Commission. Executive officers and directors are required to furnish us with copies of these reports. Based solely on a review of the Section 16(a) reports furnished to us with respect to fiscal year 2008 and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors during fiscal year 2008 were satisfied.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board is currently composed of five directors, Douglas J. Glaspey, Daniel J. Kunz, Paul A. Larkin, Leland R. Mink and John H. Walker. The majority of the Board, made up of Mr. Larkin, Mr. Mink and Mr. Walker, are independent as defined in National Instrument 58-101, Disclosure of Corporate Governance Practices and Multilateral Instrument 52-110, Audit Committees. Mr. Kunz and Mr. Glaspey are not independent based on their employment as executive officers of the Corporation. The Board has one class of members elected to serve one-year terms.

Daniel J. Kunz: Age 56, is the co-founder, President and Chief Executive Officer and a director of the Company and the President of Geo-Idaho. He has served as a director of the Company since March 2000, and was Chairman of the Board of Directors from March 2000 until December 2003. Prior to the acquisition of Geo-Idaho, he served as a director and the President for that company from February 2002 until the acquisition. Mr. Kunz was an executive of Ivanhoe Mines Ltd. from 1997, and served as its President, Chief Executive Officer and Director from November 1, 2000 until March 1, 2003. From March 2, 2003 until March 8, 2004, Mr. Kunz served as President of Jinshan Gold Mines Inc. Mr. Kunz has more than 30 years of experience in international mining, engineering and construction, including, marketing, business development, management, accounting, finance and operations. Mr. Kunz was a founder of and directed the initial public offering of the NASDAQ listed MK Gold Company (President, Director & CEO) and held executive positions with NYSE listed Morrison Knudsen Corporation (Vice President & Controller, and as CFO to the Mining Group). Mr. Kunz holds a Masters of Business Administration and a Bachelor of Science in Engineering Science. He is currently a director of several companies publicly traded on the Toronto Stock Exchange and the TSX Venture Exchange, including Jinshan Gold Mines Inc., Kenai Resources Ltd., and Chesapeake Gold Corp.

Douglas J. Glaspey: Age 56, is the co-founder, Chief Operating Officer and a director of the Company. He has served as a director of the company since March 2000, and served as its President from March 2000 until the acquisition of Geo-Idaho.

He also served as a director and the Chief Executive Officer of Geo-Idaho from February 2002 until the acquisition, and continues to serve as President. From December 1986 to the present, Mr. Glaspey has been a Metallurgical Engineer and Project Manager with Twin Gold Corporation. Mr. Glaspey has 29 years of operating and management experience. He holds a Bachelor of Science in Mineral Processing Engineering and an Associate of Science in Engineering Science. His experience includes production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting. He has formed and served as an executive officer of several private resource development companies in the United States, including Drumlummon Gold Mines Corporation and Black Diamond Corporation. He is currently a director of Thunder Mountain Gold, Inc. (OTCBB).

John H. Walker: Age 59, is a director and the Chairman of the Board of directors of the Company. He has held that position since December 2003. He has served (and continues to serve) as Chief Executive Officer of Mihaly International Canada Limited since 1987. Prior to that Mr. Walker was a Senior Advisor to Falconbridge Limited from September 2000 to April 2002; and Managing Director of Loewen, Ondaatje, McCutcheon, from November 1996 to August 2000. Mr. Walker holds a Master of Environmental Studies degree from York University in Toronto. For many years he was an executive with Ontario Hydro where he directed programs in renewable energy and international business development, specifically in respect of thermal power generation. Currently as CEO of Mihaly International Canada Limited, based in Oakville, Ontario, he provides services to development and mining companies, corporations, banks, and insurance companies on a range of issues related to project management, construction, fuel supply, build own operate and transfer, project finance and risk management.

Paul Larkin: Age 58, serves as a director of the Company, a position he has held since March 2000. He served as Secretary of GTH until December, 2003, and served as a director and the Secretary-Treasurer of Geo-Idaho from February 2002 until the acquisition. Since 1983, Mr. Larkin has also been the President of the New Dawn Group, an investment and financial consulting firm located in Vancouver, British Columbia, and a Director and Officer of various TSX Venture Exchange listed companies. New Dawn is primarily involved in corporate finance, merchant banking and administrative management of public companies. Mr. Larkin held various accounting and banking positions for over a decade before founding New Dawn in 1983, and currently serves on the boards of the following companies which are listed on the TSX Venture Exchange: LNG Energy Ltd., Condor Resources Ltd., Kenai Resources Ltd. and Tyner Resources Ltd.

Dr. Leland “Roy” Mink: Age 68, serves as a director of the Company, a position he has held since November 2006 is the former Program Director for the Geothermal Technologies Program, U.S. Department of Energy (DOE). Prior to working for the DOE Dr. Mink was the Vice President of Exploration for U.S. Geothermal Inc. He has also worked for Morrison-Knudsen Corporation, Idaho Bureau of Mines and Geology and Idaho Water Resources Research Institute.

Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors.

The election of each nominee requires that the number of votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” that nominee’s election.

The Board of Directors recommends a vote FOR election of the five nominated directors. Proxies will be voted FOR the election of the five nominees unless otherwise specified.

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to the continued success of U.S. Geothermal, Inc. Our Board of Directors has adopted the U.S. Geothermal, Inc. Code of Business Conduct and Ethics to provide a corporate governance framework for our directors and management to effectively pursue U.S. Geothermal Inc.’s objectives for the benefit of our shareholders. The Board annually reviews and updates these guidelines and the charters of the Board committees in response to evolving “best practices” and the results of annual Board and committee evaluations. Our Code of Business Conduct and Ethics can be found at www.usgeothermal.com. by clicking on About Us and then Code of Ethics. Shareholders may request a free printed copy of our Code of Business Conduct and Ethics from our investor relations department by contacting them at info.usgeothermal.com or by calling (208) 424-1027.

Director Independence

Our Board of Directors has determined that each of our directors other than Daniel J. Kunz and Douglas J. Glaspey has no material relationship with U.S. Geothermal, Inc. and is independent. Mr. Kunz is not independent because he is the Chief Executive Officer and President of U.S. Geothermal, Inc. Mr. Glaspey is not independent because he is the Chief Operations Officer of U.S. Geothermal, Inc. Each of our Audit, Governance and Compensation Committees is composed only of independent directors.

Our Board has adopted certain standards to assist it in assessing the independence of each of our directors. Absent other material relationships with U.S. Geothermal, Inc., a director of U.S. Geothermal, Inc. who otherwise meets the independence qualifications of the American Stock Exchange listing standards may be deemed “independent” by the Board of Directors after consideration of all of the relationships between U.S. Geothermal, Inc., or any of our subsidiaries, and the director, or any of his or her immediate family members (as defined in the American Stock Exchange listing standards), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof.

In assessing the independence of our directors, our full Board carefully considered all of the business relationships between U.S. Geothermal, Inc. and our directors or their affiliated companies. This review was based primarily on responses of the directors to questions in a questionnaire regarding employment, business, familial, compensation and other relationships with U.S. Geothermal, Inc. and our management.

Director Qualifications and Selection Process

Director Qualification Standards. U.S. Geothermal, Inc. will only consider as candidates for director individuals who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. In evaluating candidates for nomination as a director of U.S. Geothermal, Inc., the Governance Committee will also consider other criteria, including current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization; business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; independence; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an audit committee financial expert.

Director Nominee Selection Process. The selection process for director candidates includes the following steps: (1) identification of director candidates by the Governance Committee based upon suggestions from current directors and executives and recommendations received from shareholders; (2) possible engagement of a director search firm to provide names and biographies of director candidates for the Governance Committee’s consideration; (3) interviews of candidates by the Governance Committee members; (4) reports to the Board by the Governance Committee on the selection process; (5) recommendations by the Governance Committee; and (6) formal nomination by the Board for inclusion in the slate of directors at the annual meeting. Director candidates recommended by shareholders are given the same consideration as candidates suggested by directors and executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee’s consideration should submit the candidate’s name and sufficient written information about the candidate to permit a determination by the Governance Committee whether the candidate meets the director selection criteria set forth in our Nominating and Corporate Governance Committee Charter to the Corporate Secretary of U.S. Geothermal, Inc. at the address listed on page 5 of this proxy statement.

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Governance, and Compensation. The standing committees regularly report on their deliberations and actions to the full Board. Each of the standing committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter. Shareholders may request a free printed copy of any of these charters from our investor relations department by contacting them at info.usgeothermal.com or by calling (208) 424-1027.

The Board of Directors held nine meetings during fiscal year ended March 31, 2008. Each director attended at least 75% of the total meetings of the Board and Board committees on which the director served during the fiscal year.

The following table shows the membership of each Board committee.

Committee Membership

Nominating and Corporate
Name	Audit	Governance	Compensation

John H. Walker	x	Chair	Chair

Paul A. Larkin	Chair Finance Expert	x	x

Leland R. Mink	x	x	x

Audit Committee

The primary function of the audit committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to regulatory authorities and shareholders, the Corporation’s systems of internal controls regarding finance and accounting and the Corporation’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee will encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Corporation’s financial reporting and internal control system and review the Corporation’s financial statements;

  review and appraise the performance of the Corporation’s external auditors; and

  provide open avenues of communication among the Corporation’s auditors, financial and senior management and the Board.

Composition

The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise. All members of the Audit Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Audit Committee’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Corporation’s financial statements. The members of the Audit Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by a majority vote of the full Audit Committee membership.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)	Review and update the Audit Committee’s Charter annually.

(b)

Review the Corporation’s financial statements, management’s discussion and analysis (“MD&A”) and any annual and interim earnings, press releases before the Corporation publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Nominating and Corporate Governance Committee

The primary objective of the Nominating & Corporate Governance Committee of US Geothermal, Inc. is to assist the Board in fulfilling its oversight responsibilities by (a) identifying individuals qualified to become Board and Board Committee members and recommending that the Board select director nominees for appointment or election to the Board; and (b) developing and recommending to the Board corporate governance guidelines for the Company and making recommendations to the Board with respect to corporate governance practices.

The Nominating & Corporate Governance Committee shall meet as many times as the Committee deems necessary to carry out its duties effectively, but not less frequently than three times per year. The chair of the Committee shall ensure that the agenda for each upcoming meeting of the Committee is circulated to each member of the Committee and to the other directors in advance of such meeting.

The Nominating & Corporate Governance Committee reviews and makes recommendations to the Board regarding our corporate governance principles and processes, including policies related to director retention, resignation and retirement. The Governance Committee also manages the performance review process for our current directors, recommends new directors, recommends qualified members of the Board for membership on committees, conducts a preliminary assessment of the independence of all Board members, reviews charters of all Board committees, reviews and evaluates succession plans for executive officers, oversees the evaluation of management, and makes recommendations to the Board regarding any shareholder proposals. All of the Governance Committee members meet the independence requirements of the New York Stock Exchange. The Governance Committee held three meetings in during the fiscal year ended March 31, 2008.

Compensation and Benefits Committee

The Compensation and Benefits Committee is appointed annually by the Board to discharge the Board's responsibilities relating to compensation and benefits of the executive officers of the Corporation. The goals of the committee are to attract, retain and motivate our executive officers by providing appropriate levels of compensation and benefits while taking into consideration, among such other factors as it may deem relevant, the Corporation's performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years. The main categories of compensation available to the committee are base salary, discretionary annual performance bonuses, stock option grants, stock awards, and insurance reimbursements.

The Corporation competes with a variety of companies for our executive-level employees. The Compensation and Benefits Committee uses base salary to compensate the executive officers for services rendered as well as for motivation and retention purposes. Base salaries are intended to be competitive for companies of similar size and purpose, also taking into consideration individual factors such as experience, tenure, institutional knowledge and qualifications. Base salaries are reviewed annually to determine whether they are consistent with our overall compensation objectives. In considering increases in base salary, the Compensation and Benefits Committee reviews individual and corporate performance, market and industry conditions, and the Corporation’s overall financial health.

The Compensation and Benefits Committee may grant annual performance bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of an annual performance bonus is discretionary and the amount is determined after recommendation from the CEO. Bonus amounts should be dependent upon our financial and operational performance as well as the performance of the individual executive officer.

Generally, the Compensation and Benefits Committee grants stock options to all employees, including executive officers, annually after completion of our annual financial reports. Stock options are granted with an exercise price equal to the market value of our common stock on the date of the grant, and with a term of five years. The timing of the stock option grant is not coordinated with the release of material non-public information and is typically in the first or second fiscal quarter. The options vest 25% on the date of grant, and another 25% each six months thereafter. In fiscal 2007, stock option grants to executive officers represented approximately 16% of the total stock option grants to all employees.

Our executive officers do not receive any material incremental benefits that are not otherwise available to all of our employees. Our health and dental insurance plans are the same for all employees.

Majority Vote Standard for Election of Directors

Our Amended and Restated Bylaws provide that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. The vote standard for directors in a contested election is a plurality of the votes cast at the meeting.

The by-laws provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine a replacement for the incumbent director, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose status is under consideration to abstain from participating in any decision regarding that status. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to replace the incumbent director.

If each member of the Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent directors who did receive the required vote will appoint a committee amongst themselves to consider the status of each director and recommend to the Board whether to replace them. However, if the only directors who did not receive the required vote in the same election constitute three or fewer directors, all directors may participate in the decision regarding whether to replace the directors.

Executive Sessions of the Board

Our non-employee directors meet in executive session at each regular meeting of the Board without the chief executive officer or any other member of management present, and the independent directors meet alone on an annual basis. The Chairman of the Board presides at all of these sessions.

Director Policies

Policy Regarding Service on Other Boards. Our Board of Directors does not have a policy that restricts our directors from serving on the board of directors of other publicly traded companies unless the Board determines that such service will impair their service on the US Geothermal Board or could represent a conflict of interest.

Policy Regarding Attendance at Annual Meetings. We encourage, but doo not require, our Board members to attend the annual meeting of shareholders. Last year, Messrs. Kunz and Larkin attended the annual shareholders meeting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

U.S. Geothermal, Inc.’s compensation philosophy is to structure compensation awards to members of our executive management that directly align their personal interests with those of our shareholders. Our executive compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of shareholder resources. This compensation philosophy puts a strong emphasis on pay for performance, and uses equity awards as a significant component in order to correlate the long-term growth of shareholder value with management’s most significant compensation opportunities.

The three primary components of total direct compensation for our senior executives are:

  base salary;
  annual cash incentive bonus opportunity; and
  stock options

The relative weighting of the three components of compensation is designed to strongly reward long-term performance, by heavily emphasizing the proportion of long-term equity compensation.

During the prior year, the Company was focused on (1) completing construction and starting up the Unit I power plant at the Raft River, Idaho geothermal project (“Raft River Unit I”), (2) permitting a drilling program for the Neal Hot Springs project in Oregon, (3) negotiating the Raft River Unit II contract with Eugene Water and Electric Board (“EWEB”), (4) the San Emidio Acquisition, (5) graduation to the Toronto Stock Exchange, and (6) the evaluation of potential new geothermal project acquisitions.

The Compensation and Benefits Committee is appointed annually by the Board of Directors to discharge the Board’s responsibilities relating to compensation and benefits of the executive officers of our company. The goals of the committee are to attract, retain and motivate our executive officers by providing appropriate levels of compensation and benefits while taking into consideration, among such other factors as it may deem relevant, our company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years. The main categories of compensation available to the committee are base salary, discretionary annual performance bonuses, stock option grants, stock awards, and insurance reimbursements.

We compete with a variety of companies for our executive-level employees. The Compensation and Benefits Committee uses base salary to compensate the executive officers for services rendered. Base salaries are intended to be competitive for companies of similar size and purpose, also taking into consideration individual factors such as experience, tenure, institutional knowledge and qualifications. An informal review of several public junior resource development companies was completed to provide the committee with comparative compensation information. The committee looked at Nevada Geothermal Power Inc., Western GeoPower Corp., Polaris Geothermal Inc., Sierra Geothermal Power Corp., Jinshan Gold Mines Inc., and Chesapeake Gold Corp., who are involved in either geothermal development or in mineral exploration and are companies generally of the same size. Base salaries are reviewed annually to determine whether they are consistent with our overall compensation objectives. In considering increases in base salary, the Compensation and Benefits Committee reviews individual and corporate performance, market and industry conditions, and our overall financial health.

The Compensation and Benefits Committee may grant annual performance bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of an annual performance bonus is discretionary and the amount is determined after recommendation from the chief executive officer. Bonus amounts are dependent upon the performance of the individual executive officer based on the goals established with the board for that individual. We consider the goals established to be achievable and expect them to be met. We have no performance targets based on financial performance. The Board of Directors has complete discretion to grant the bonuses even if the established goals are not achieved.

Generally, the Compensation and Benefits Committee grant stock options to all employees, including executive officers, for motivation and retention purposes annually after completion of our annual financial reports. Stock options are granted with an exercise price equal to the market value of our common stock on the date of the grant, and with a term of five years. The timing of the stock option grant is not coordinated with the release of material non-public information and is typically in the first or second fiscal quarter. The options vest 25% on date of grant, and another 25% each six months thereafter. In 2007, stock option grants to executive officers represented approximately 16% of the total stock option grants to all employees. We don’t have a formal procedure for determining factors to consider when making grants. The committee uses an informal review of similar sized companies engaged in natural resource development to assist in determining the appropriate levels of stock option grants.

Our executive officers do not receive any material incremental benefits that are not otherwise available to all of our employees. Our health and dental insurance plans are the same for all employees.

Effective January 1, 2008, Daniel J. Kunz signed an employment agreement that sets the amount of time devoted to the business of the Company to 140 hours per month at a compensation of $170,400 annually. Mr. Kunz is entitled to receive performance bonuses and incentive stock options as determined by the Company’s board of directors, benefits (including for immediate family) as are or may become available to other employees, and vacation. The Company will also provide reasonable life insurance and accidental death coverage with the proceeds payable to Mr. Kunz’s estate or specified family member. The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance or other sums for causes which include failure to perform in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a conflict of interest, conviction which has become final for an indictable offense, fraud, dishonesty, refusal to follow reasonable and lawful direction of the company, breach of fiduciary duty, and a declaration of bankruptcy by or against Mr. Kunz. Otherwise, the Company may terminate the agreement upon one month written notice. The agreement includes covenants by Mr. Kunz of confidentiality and non-competition, and provides for equitable relief in the event of breach. In the case of a change of control, Mr. Kunz can elect to receive compensation equal to 24 monthly installments of his normal compensation no later than five working days after the effective date of the change of control.

Douglas J. Glaspey, Chief Operating Officer, signed an employment agreement on January 1, 2008, which provides for an annual salary of $144,000. Mr. Glaspey is entitled to receive performance bonuses and incentive stock options as determined by the Company’s board of directors, benefits (including for immediate family) as are or may become available to other employees, and vacation. The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance or other sums for causes which include failure to perform in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a conflict of interest, conviction which has become final for an indictable offense, fraud, dishonesty, refusal to follow reasonable and lawful direction of the Company, breach of fiduciary duty, and a declaration of bankruptcy by or against Mr. Glaspey. In the event of early termination due to failure to comply with the agreement, the employee would be entitled to compensation earned through the date of termination. In the case of termination of the employment agreement due to a change of control, Mr. Glaspey will receive a lump sum payment in the amount equal to 18 monthly installments of the employee’s normal compensation ..

Kerry D. Hawkley, Chief Financial Officer, signed an employment agreement on January 1, 2008, which provides for an annual salary of $127,800. Mr. Hawkley is entitled to receive performance bonuses and incentive stock options as determined by the Company’s board of directors, benefits (including for immediate family) as are or may become available to other employees, and vacation. The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance or other sums for causes which include failure to perform in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a conflict of interest, conviction which has become final for an indictable offense, fraud, dishonesty, refusal to follow reasonable and lawful direction of the Company, breach of fiduciary duty, and a declaration of bankruptcy by or against Mr. Hawkley. In the event of early termination due to failure comply with the agreement; the employee would be entitled to compensation earned through the date of termination. In the case of termination of the employment agreement due to a change of control, Mr. Hawkley will receive a lump sum payment in the amount equal to 18 monthly installments of the employee’s normal compensation .

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the year ended March 31, 2008.

Compensation Committee of the Board of Directors of U.S. Geothermal, Inc.

John H. Walker
Paul A. Larkin
Leland L. Mink

Summary Compensation Table

The following table shows the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by individuals who served as our chief executive officer or chief financial officer and each of our three other most highly compensated executive officers during fiscal year ended March 31, 2008:

Executive Compensation
Name and Principal position(s) (a)	Year Ended March 31, (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($) (f)	All Other Comp ($) (i)	Totals ($) (j)
Daniel J. Kunz, Chief Executive Officer and President	2006	50,000	0	0	0	50,000
	2007	132,000	30,000	532,257	37,960	732,217
	2008	141,600	11,000	61,756	0	214,356

Douglas J. Glaspey, Chief Operating Officer	2006	90,000	0	0	0	90,000
	2007	108,000	22,500	381,619	0	512,119
	2008	117,000	9,000	61,756	0	187,756

Kerry D. Hawkley, Chief Financial Officer	2006	48,000	0	0	0	48,000
	2007	96,000	25,000	135,575	0	256,575
	2008	103,950	8,000	61,756	0	173,706

Total Executive Officers	2006	188,000	0	0	0	188,000
	2007	336,000	77,500	1,049,451	37,960	1,500,911
	2008	362,550	28,000	185,268	0	575,818

(c)	– Annual compensation that includes the dollar value of base salary (cash and non-cash).
(d)	- Dollar value of bonuses (cash and non-cash) are eligible to all employees. Bonus plans are submitted and approved by the Board annually.
(f)	– Stock options are valued at the grant date using the SFAS 123R value.
(i)	– Other compensation consists of all other compensation not disclosed in another category.

Grants of Plan-Based Awards

The following table summarizes the grants of equity and non-equity plan-based awards for the fiscal year ended March 31, 2008 to the executive officers named in the Summary Compensation Table.

Grants of Plan-Based Awards

		Date of				All Other	All Other
		Compensation				Stock	Option		Grant Date
		Committee				Awards:	Awards:	Exercise or	Fair Value
		Meeting at				Number of	Number of	Base Prices	of Stock
		Which Grant				Shares of	Securities	of Option	and Option
		Was	Threshold		Maximum	Stock or Units	Underlying	Awards	Awards
Name	Grant Date	Approved	($)	Target ($)	($)(2)	(#)	Options (#)	($/Sh)	($)(3)
Daniel J. Kunz,
Chief Executive	7/23/07						40,000	2.41	61,756
Officer
Douglas J Glaspey,
Chief Operating	7/23/07						40,000	2.41	61,756
Officer
Kerry D Hawkley,
Chief Financial	7/23/07						40,000	2.41	61,756
Officer

Outstanding Equity Awards at Fiscal Year-End

The following table shows the unexercised stock options, unvested restricted stock, and other equity incentive plan awards held at the fiscal year ended March 31, 2008 by the executive officers named in the Summary Compensation Table.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards			Stock Awards
		Number of
	Number of	Securities			Number of
	Securities	Underlying			Shares or Units	Market Value of
	Underlying	Unexercised	Option	Option	of Stock That	Shares or Units of
	Unexpected Options	Options	Exercise Price	Expiration	Have Not Vested	Stock That Have
Name	(#) Exercisable	(#) Unexercisable	($)	Date	(#)	Not Vested ($)(1)
Daniel J. Kunz	13,494	0	0.60	1/3/09	0	0
Douglas J. Glaspey	22,134	0	0.60	1/3/09	0	0
Daniel J. Kunz	530,000	0	1.00	4/12/11	0	0
Douglas J. Glaspey	380,000	0	1.00	4/12/11	0	0
Daniel J. Kunz	20,000	20,000	2.41	7/23/12	0	0
Douglas J. Glaspey	20,000	20,000	2.41	7/23/12	0	0
Kerry D. Hawkley	20,000	20,000	2.41	7/23/12	0	0

Option Exercises and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal 2007 for each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($) CDN	(#)	($)

Kerry D. Hawkley	235,000	268,500	0/0	0/0

Long Term Incentive Plan (LTIP) Awards

The Corporation does not have any long-term incentive plans pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Corporation’s securities) was paid or distributed to any Named Executive Officers during the financial year ended March 31, 2008.

Option and Stock Appreciation Rights (SARs)

The Corporation currently has in place a stock option plan (the “Stock Option Plan”) for the purpose of attracting and motivating directors, officers, employees and consultants of the Corporation and advancing the interests of the Corporation by affording such persons with the opportunity to acquire an equity interest in the Corporation through rights granted under the Stock Option Plan to purchase shares of the Corporation. Under the 10% rolling Stock Option Plan approved by shareholders in September 2006, the Corporation can issue stock option grants totalling up to 6,201,175 shares of the Corporation’s common shares as of the record date of July 18, 2008. As of July 18, 2008, the Corporation has 4,354,878 options issued and outstanding.

Defined Benefit or Actuarial Plan

The Corporation does not have a defined benefit or actuarial plan.

Potential Payments Upon Termination or Change-in-Control

Payments Made Upon Termination. Except as discussed below under “Potential Payments Upon Change-in-Control,” if the employment of any of the executive officers is voluntarily or involuntarily terminated, no additional payments or benefits will accrue or be paid to him or her, other than what the officer has accrued and is vested in under the benefit plans. A voluntary or involuntary termination will not trigger an acceleration of the vesting of any outstanding stock options or shares of restricted stock.

Potential Payments Upon Change-in-Control. We have entered into change-in-control agreements with Messrs. Kunz, Glaspey and Hawkley. For Messrs. Glaspey and Hawkley, the change-in-control agreements provide that if within twelve months of a change-in-control of U.S. Geothermal, Inc. the officer is terminated either by U.S. Geothermal, Inc. (other than for cause or disability), or by the officer for good reason, then the officer will be entitled to a lump-sum payment consisting of (a) the officer’s prorated base salary through the date of termination, (b) a severance payment equal to eighteen times the officer’s monthly base salary at termination, and (c) employee medical and dental coverage for eighteen months or until the officer commences alternate employment, whichever comes first. The terms “cause,” “good reason” and “change-incontrol” are defined in the agreements.

For Mr. Kunz, he is entitled to receive a lump-sum payment of twenty-four monthly installments of compensation, regardless of whether or not he continues his employment with the Company. Medical and dental benefits continue for the first four months after termination or until he commences alternate employment, whichever comes first.

Potential Payments Upon Termination After a Change-in-Control

					Payments Upon
					Involuntary or
					Good Reason
				Payments Upon	Termination After
		Annual Disability	Payments Upon	Involuntary	a Change-In-
		Payments	Death	Termination	Control Occurs
Name	Type of Payment	($)	($)	($)	($)
Daniel J. Kunz	Change of Control				340,800
Douglas J. Glaspey	Change of Control				216,000
Kerry D. Hawkley	Change of Control				191,700

DIRECTOR COMPENSATION

Director Compensation
Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	* Option awards ($) (d)	Non-equity incentive plan compens- ation ($) (e)	Change in pension value and nonqualified deferred compensa- tion earnings ($) (f)	All other compensa- tion ($) (g)	Totals ($) (h)
John H. Walker	16,250		46,317				62,567
Daniel J. Kunz							0
Paul A. Larkin	20,750		46,317				67,067
Douglas J. Glaspey							0
Leland L. Mink	16,250		46,317				62,567
Total	53,250		138,951				192,201

* – Stock options are valued at the grant date using the SFAS 123R value.

Effective January 1, 2008, Directors who are not otherwise remunerated per an employment agreement are paid $5,000 per quarter and $500 per board meeting attended in person. Directors who are also officers do not receive any cash compensation for serving in the capacity of director. However, all directors are reimbursed for their out-of-pocket expenses in attending meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

During the year ended March 31, 2008:

Mr. Daniel J. Kunz, our Chief Executive Officer, was a member of the Compensation and Benefits Committee;

none of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with us or any of our subsidiaries in which the amount involved exceeded $120,000 in which he had or will have a direct or indirect material interest, which were required to be reported under Item 13 of this report;

none of our executive officers was a director or Compensation Committee member of another entity, an executive officer of which served on our Compensation Committee; and

none of our executive officers served on the Compensation Committee (or another board committee with similar functions) of another entity, an executive officer of which served as a director on our board of directors.

Review of Related Person Transactions

U.S. Geothermal, Inc. has written procedures for reviewing transactions between U.S. Geothermal, Inc. and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Transactions with Management and Others

No material business transactions exist between the Company and management, or family or affiliates of management as at March 31, 2008. The Board of Directors must be notified in advance, and authorize, any transaction with the Company that may involve a member of management, or family or affiliates of management.

Certain Business Relationships

No material business relationships exist between the Company and directors, or family or affiliates of directors as at March 31, 2008.

Indebtedness of Management

Throughout the fiscal year and at fiscal year end, management was not indebted to the Company or any of its subsidiaries.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITOR

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the financial statements of U.S. Geothermal, Inc., compliance by U.S. Geothermal, Inc. with legal and regulatory requirements, and the independence and performance of U.S. Geothermal, Inc. internal and external auditors.

The consolidated financial statements of U.S. Geothermal, Inc. for the year ended March 31, 2008, were audited by Williams & Webster, P.S., independent auditor for U.S. Geothermal, Inc.

As part of its activities, the Audit Committee has:

1.	Reviewed and discussed with management the audited financial statements of U.S. Geothermal, Inc.;

2.

Discussed with the independent auditor the matters required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committees), Statement of Auditing Standards No. 99 (Consideration of Fraud in a Financial Statement Audit), and under the Securities and Exchange Commission, U.S. Public Company Accounting Oversight Board and New York Stock Exchange rules;

3.	Received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

4.	Discussed with the independent auditor their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Geothermal, Inc. for the year ended March 31, 2008, be included in U.S. Geothermal, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of U.S. Geothermal, Inc.

John H. Walker
Paul A. Larkin
Leland L. Mink

Audit Fees

The aggregate fees billed to us by Williams & Webster. P.S. for the fiscal years ended March 31, 2008 and 2007, for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, were $32,018 and 35,333; respectively.

Other and Audit-Related Fees

In the fiscal year ended 2008, the Company paid Williams & Webster P.S. $74,440 in fees for services related to compliance with the Sarbanes Oxley Act and a financial statement audit of an acquired company. No fees were incurred during fiscal year 2007.

In the fiscal year ended 2008 and 2007, the Company paid Hein & Associates $89,365 and $3,725 in fees for services related to compliance with the Sarbanes Oxley Act and other audit-related fees, respectively.

Tax Fees

In fiscal 2008 and 2007, the fees were billed for tax compliance, including the preparation of and assistance with federal, state and local income tax returns, foreign and other tax compliance, provided to us by Hein & Associates LLP for $9,835 and $22,757, respectively.

All Other Fees

Williams & Webster. P.S. did not provide us any other services during 2008 and 2007.

During fiscal year 2008 and 2007, Hein & Associates provided $36,282 and $7,043 in other accounting related services, respectively.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent auditor. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees.

All of the services provided by our independent auditor in 2008 and 2007, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies.

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITOR

Williams & Webster P.S. began serving as our independent auditor on July 15, 2005. The Audit Committee has selected Williams & Webster P.S. to serve as our independent auditor for the fiscal year ending March 31, 2009. While we are not required to do so, U.S. Geothermal, Inc. is submitting the selection of Williams & Webster. P.S. to serve as our independent auditor for the fiscal year ending March 31, 2009, for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Williams & Webster P.S. are not expected to be present at the annual meeting.

Recommendation of the Board

The Board of Directors recommends that you vote FOR ratification of the selection of Williams & Webster P.S. as the independent auditor of U.S. Geothermal, Inc. and our subsidiaries for the fiscal year ending March 31, 2009. Proxies will be voted FOR ratifying this selection unless otherwise specified.

PROPOSAL 3 – BOARD PROPOSAL FOR APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO
250,000,000

General

Our Certificate of Incorporation currently provides that we are authorized to issue one class of stock, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share. As of July 18, 2008, 62,011,753 shares of Common Stock were issued and outstanding, and 8,033,057 shares of Common Stock were reserved for issuance upon the exercise of outstanding options and warrants. The remaining shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance.

The Board believes this capital structure is inadequate for our future needs. Accordingly, the Board has approved, subject to stockholder approval, an amendment to Article VII of our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 to 250,000,000, and the Board is asking the stockholders to approve this amendment.

Purpose of Authorizing Additional Common Stock

Although the Company has no current plans to issue any additional shares of common stock, other than under its employee stock plans or pursuant to outstanding warrants, we continuously evaluate potential acquisition, financing, and other corporate opportunities, some of which may require the issuance of our common stock. This proposal would not affect the validity or status of any currently outstanding shares of common stock. If this proposal is approved by our stockholders, we plan to file with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation substantially in the form attached to the proxy statement as Annex A.

The Board of Directors believes that an increase in the number of shares of authorized common stock would benefit stockholders in that it would give the Company needed flexibility in its corporate planning and enable the Company to act quickly in response to opportunities that may arise including possible acquisition and financing transactions. The Board of Directors believes that the current limit of 100,000,000 shares may significantly limit the growth of the Company. The increase would also facilitate common stock splits or dividends, although the Company has no current plans for a stock split or dividend.

Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized will be issued without further authorization by vote or consent of the stockholders and on such terms and for such consideration as may be determined by the Board of Directors.

Possible Effects of Increase in Authorized Common Stock

The proposed increase in the authorized number of shares of Common Stock could, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares, have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could discourage, delay or make more difficult a change in control or takeover of the Company, although this is not the present intent of the Board. For example, additional shares could be issued by us to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company and thereby increase the cost of acquiring a given percentage of the outstanding stock. Similarly, the issuance of additional shares to certain persons allied with our management and/or Board could have the effect of making it more difficult to remove our current management and/or directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this Proposal to increase the authorized number of shares of Common Stock has been prompted by business considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the amendment to the Certificate of Incorporation could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.

In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value (or decrease in our loss), an increase in the aggregate number of outstanding shares of the Common Stock caused by the issuance of additional shares would dilute the earnings per share and book value per share (or increase the loss per share) of all outstanding shares of our capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Additional shares of Common Stock authorized pursuant to this Proposal would be identical in all respects to the Common Stock currently authorized.

While authorization of the additional shares will not dilute the proportionate voting power or other rights of existing stockholders, future issuances of Common Stock could reduce the proportionate ownership of existing holders of Common Stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the record date and entitled to vote is required for approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Recommendation of the Board

The Board recommends that the stockholders vote FOR approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

Our Annual Report to Shareholders, including financial statements for the fiscal year ended March 31, 2008, accompanies this proxy statement. The Annual Report to Shareholders is also available on our website at www.usgeothermal.com. Copies of our Annual Report on Form 10-K, which is on file with the SEC, are available to any shareholder who submits a request in writing to U.S. Geothermal, Inc., 1505 Tyrell Lane; Boise, Idaho 83706. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Although we do not household for our registered shareholders, some brokers household U.S. Geothermal, Inc. proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should write to U.S. Geothermal, Inc., 1505 Tyrell Lane; Boise, Idaho 83706, or call (208) 424-1027.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of U.S. Geothermal, Inc.

Kerry D. Hawkley
Chief Financial Officer and Corporate Secretary

Dated: July 25, 2008

LOCATION OF U.S. GEOTHERMAL, INC. ANNUAL MEETING OF SHAREHOLDERS

Thursday, August 21, 2008 at 10:00 a.m. MST
U.S. Geothermal Boise Office
1505 Tyrell Lane
Boise, Idaho

Beneficial owners of common stock held in street name by a broker or bank will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your broker or bank are examples of proof of ownership.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on August 21, 2008:

Our proxy statement and Annual Report are available at www.usgeothermal.com.

PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS
August 21, 2008

The undersigned having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Daniel J. Kunz and Kerry D. Hawkley, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Geothermal, Inc. 2008 Annual Meeting of Shareholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted “FOR” all nominees for director and “FOR” Items 2 and 3, and in the discretion of the named proxies on all other matters.

IF YOU DO NOT VOTE BY TOUCH-TONE PHONE OR VIA THE INTERNET,
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

________________________________________________________________________________________

________________________________________________________________________________________

(If you noted and Address Changes/Comments above, please mark corresponding box on the reverse side.)

U.S. GEOTHERMAL, INC.
1505 Tyrell Lane
Boise, ID 83706

VOTE BY INTERNET - www.investorvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:00 A.M. Mountain Time on August 19, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by U.S. Geothermal, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to U.S. Geothermal, Inc., c/o Computershare Investor Services, 350 Indiana St, Suite 800, Golden, CO 80201.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	USBCP1	KEEP THIS PORTION FOR YOU
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. GEOTHERMAL, INC.

The Board of Directors recommends a vote FOR all the listed nominees and Items 2 and 3.

Vote on Directors				Vote on Proposals

	For	Against	Abstain		For	Against	Abstain

Douglas J. Glaspey	[ ]	[ ]	[ ]	Ratify Williams & Webster P.S. as auditors	[ ]	[ ]	[ ]

Daniel J. Kunz	[ ]	[ ]	[ ]	Increase Authorized Shares to 250,000,000	[ ]	[ ]	[ ]

Paul A. Larkin	[ ]	[ ]	[ ]

Leland L. Mink	[ ]	[ ]	[ ]

John H. Walker	[ ]	[ ]	[ ]

For address changes and/or comments, please check this box and	Please indicate if you plan to attend this meeting:	[ ] Yes	[ ] No
write them on the back where indicated. [ ]

Note: Please sign as name appears hereon. Joint
owners should each sign. When signing as
attorney, executor, administrator, trustee or
guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date